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                              [CHASE GRAPHIC/LOGO]


                            THE CHASE MANHATTAN BANK
                                 270 PARK AVENUE
                            NEW YORK, NEW YORK 10017


                                December 5, 1997



Dove Entertainment, Inc.
8955 Beverly Boulevard
Los Angeles, California 90048

Attention:  Neil Topham

Re:  Consent Regarding "Limitations on Indebtedness"
     -----------------------------------------------

Ladies and Gentlemen:

Reference is made to that certain Credit, Security, Guaranty and Pledge Agreement dated as of November 4, 1997 (said agreement being the "Credit Agreement", the terms defined therein being used herein as therein defined), among Dove Entertainment, Inc., a California corporation (the "Company"), the Guarantors named therein and The Chase Manhattan Bank (the "Lender").

The Company has informed the Lender that the Company desires to enter into that certain Commercial Insurance Premium Finance and Security Agreement, a form of which is attached hereto (the "Finance Agreement"), and incur Indebtedness in accordance therewith for the purpose of financing the payment of premiums for the Company's directors and officers liability insurance policies (the "Specified Indebtedness"). At the request of the Company, the Lender hereby consents to the execution, delivery and performance by the Company of the Finance Agreement, the incurrence of the Specified Indebtedness, and the granting of the security interest as provided in the Finance Agreement (collectively, the "Transaction").

Without limiting the generality of the provisions of Section 1210 of the Credit Agreement, the consent set forth herein shall be limited precisely as written and is provided solely for the purpose of permitting the Company to enter into and perform the Transaction without violating the provisions of Sections 6.1 and
6.2 of the Credit Agreement, and this Consent does not constitute, nor should it be construed as, a waiver of compliance by the Company with respect to (i) Sections 6.1 or 6.2 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein.







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In order to induce the Lender to enter into this Consent, the Company, by its execution of a counterpart of this Consent, represents and warrants that after giving effect to this Consent (a) no Default or Event of Default exists under the Credit Agreement, (b) all representations and warranties contained in the Credit Agreement and the other Fundamental Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (c) the Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The consent set forth herein shall become effective as of the date hereof upon the execution of counterparts hereof by the Company, the Corporate Guarantors and the Lender and receipt by the Company and the Lender of written or telephonic notification of such execution and authorization of delivery thereof.

THIS CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


                                        THE CHASE MANHATTAN BANK


                                        By: /s/ JOHN P. HALTMEIER
                                           -----------------------------
                                           Title Vice President

                                        DOVE ENTERTAINMENT, INC.


                                        By: /s/ NEIL TOPHAM
                                           -----------------------------
                                           Title VP & CFO

                                        DOVE FOUR POINT, INC.


                                        By: /s/ NEIL TOPHAM
                                           -----------------------------
                                           Title VP & CFO

                                        DOVE INTERNATIONAL, INC.


                                        By: /s/ NEIL TOPHAM
                                           -----------------------------
                                           Title VP & CFO